UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2017, Unilife Corporation (the “Company”) received a letter (the “Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”) stating that in accordance with NASDAQ Listing Rules 5101, 5110(b) and IM-5101-1, NASDAQ has determined that the Company’s common stock will be delisted from NASDAQ.

In the Notice, NASDAQ stated that it reached its decision based on the following factors: (i) the Company's announcement that the Company and its U.S. subsidiaries filed voluntary petitions for relief under the provisions of Chapter 11 of the United States Bankruptcy Code, as amended (the “Filing”), and associated public interest concerns raised by the Filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on NASDAQ including, without limitation, NASDAQ Listing Rule 5450(b)(2)(A) which requires a minimum market value of listed securities of $50,000,000 (the “MVLS rule”).  As the Company previously disclosed in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on October 24, 2016, (i) the Company received notice from NASDAQ that the Company was not in compliance with the MVLS rule; and (ii) NASDAQ had provided the Company with a period of 180 calendar days, or until April 17, 2017, to regain compliance with the MVLS rule.

Unless the Company requests an appeal of NASDAQ’s delisting determination, trading of the Company’s common stock will be suspended at the opening of business on April 21, 2017 and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on NASDAQ.  At this time, in light of NASDAQ’s continued listing requirements, including the MVLS rule and the Company’s non-compliance therewith, the early status of the Filing and the demands the Filing has posed on the Company’s resources, and the low likelihood of success in an appeal, the Company does not expect to appeal NASDAQ’s determination to delist the Company’s common stock.

Upon a delisting of the Company’s common stock, the Company’s common stock may be immediately eligible to be quoted on the OTC Bulletin Board (the “OTCBB”) or in the “Pink Sheets”.  OTCBB trading may occur only if a market maker applies to quote the Company's common stock and the Company is current in its reporting obligations under the Securities Exchange Act of 1934.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates may or will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. The Company’s management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, those described from time to time in other reports which the Company files with the SEC, and other risks and uncertainties, including negative reactions from the Company’s creditors, stockholders, strategic partners or customers to the Notice and the financial impact and other potential adverse effects on the Company’s financial condition, business operations, customers and potential customers, employees, liquidity, and results of operations as a result of the foregoing; the risk that the Company’s common stock will not become eligible to trade on the OTCBB or the Pink Sheets; and the risk that there may be no market for the Company’s common stock or that it may have no value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: April 17, 2017	By:	/s/ John Ryan
Name: John Ryan
Title: President and Chief Executive Officer